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                                     EXHIBIT 23.1

                CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS


The Board of Directors
Solectron Corporation

         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                  /s/ KPMG Peat Marwick LLP
                                  ----------------------------------
                                  KPMG Peat Marwick LLP
San Jose, California
May 24, 1996